UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1999

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Item 5. Other Events

As of December 1999 Boston Capital Tax Credit Fund IV L.P., a Delaware limited partnership, specifically Series 35 thereof, entered into various agreements relating to Wedgewood Park Limited Partnership, a Georgia limited partnership (the "Operating Partnership") on behalf of Series 35 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of December 1999 (the "Operating Partnership Agreement"), pursuant to which Series 35 acquired a limited partner interest in the Operating Partnership. Series 35 and 36 have jointly invested in the Operating Partnership pursuant to the terms of the Partnership's Partnership Agreement, with Series 35 investing 50% and Series 36 investing 50%. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 180 unit apartment complex for families located at Evans in Columbia County, Georgia, which is known as Wedgewood Park Apartments (the "Apartment Complex"). The Apartment Complex consists of 13 buildings containing 24 one-bedroom units, 108 two-bedroom units and 48 three-bedroom units. Amenities include a swimming pool, community room, fitness center, laundry, playground, basketball court, access control and barbecue/picnic areas. The unit amenities include frost free refrigerator, stove/oven with range hood, dishwasher, garbage disposal, washer/dryer connections, mini-blinds and battery and hard-wired smoke detectors. Construction of the Apartment Complex commenced in May 1999 and is scheduled for completion in August 2000. 100% Occupancy is scheduled for February 2001.

The Operating Partnership expects to receive permanent financing in the amount of $5,475,000 (the "Permanent Mortgage") from Midland Mortgage Investment Corporation. The Permanent Mortgage is expected to bear interest at 8.0% per annum payable over a 30 year amortization period and a 18 year term

It is expected that 100% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is NS Partners, LLC, (the "General Partner"). The principals of the General Partner are William E. Johnston and David H. Dixon.

Series 35 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $7,175,638 to the Operating Partnership in 3 installments as follows:

    $4,664,164 (the "First Installment") on the latest of (i) the Admission Date, (ii) closing of the Construction Mortgage and the Bridge Loan, (iii) Permanent Mortgage Commitment, (iv) Carryover Allocation and (iv) Carryover Certification;
    $1,793,909 (the "Second Installment") on the latest of (i) the Completion Date, (ii) receipt of an estoppel letter from each of the Contractor and the Construction Lender, (iii) receipt of an endorsement to the Title Policy, and (iv) satisfaction of all conditions to payment of the First Installment; and
    $717,565 (the "Third Installment") on the latest of (i) the Initial 95% Qualified Occupancy Date, (ii) Permanent Mortgage Commencement, (iii) Cost Certification, (iv) State Designation, (v) achievement of the Breakeven Point or (vi) satisfaction of all conditions to the payment of the First and Second Installments.

The first and second installments have been paid by Series 35.

The total Capital Contribution of Series 35 to the Operating Partnership is based on the Operating Partnership receiving $9,696,480 in Tax Credits during the 10-year period commencing in 2000 of which 49.50% ($4,799,760) will be allocated to Series 35 and 49.50% ($4,799,760) will be allocated to Series 36 as the Investment Limited Partner of the Operating Partnership.

Series 35 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	1.0%	50.0%	80.0%
Series 35	49.5%	24.9995%	10.0%
Series 36	49.5%	24.9995%	10.0%
Special Limited Partner	0%	0.001%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 35.

Series 36 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2001 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $10,000. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2001 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $10,000. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $1,623,897. The Development Fee, of which $813,147is deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: October 21, 2002

BOSTON CAPITAL TAX CREDIT FUND IV L.P.

By: Boston Capital Associates IV L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President